Exhibit 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Wisconsin Electric Power Company (the "Company") on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on May 7, 2025 (the "Report"), I, Scott J. Lauber, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SCOTT J. LAUBER
Scott J. Lauber
Chairman of the Board and Chief Executive Officer
May 7, 2025